Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events

On October 1, 2025, the Company issued 32,778 shares of common stock with the aggregate net purchase price of $211 under an Advance Notice to YA in accordance with the terms of the SEPA.

On November 7, 2025, the Company issued 11,217 shares of common stock with the aggregate net purchase price of $59 under an Advance Notice to YA in accordance with the terms of the SEPA.

19.	Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements, other than those disclosed in Notes1, 2, 8, 10, 11, 12, and 13 and further below.

At the special meeting of stockholders held on April 8, 2025, the Company obtained stockholder approval for the issuance of shares over 20% of the Company’s outstanding shares to YA under the SEPA.

In April 2025, YA exercised its conversion option for the total principal amount of $250,000 of the Convertible Notes. As a result of the exercise, the Company issued to YA 25,998 shares of common stock based on the average conversion price of approximately $9.60.

In February 2025, the Company issued 5,000 shares of common stock to Roth Capital Partners (“Roth”) as an additional payment for the services provided under the engagement letter dated July 17, 2024 between Roth and ACAB, which provided for an adjustment to their fees in shares based on the trading price of the Company’s common stock.